--------------------------------------------------------------------------------


        FPA PARAMOUNT FUND, INC.          Annual Report

        [LOGO]
        Distributor:

        FPA FUND DISTRIBUTORS, INC.

        11400 West Olympic Boulevard, Suite 1200
        Los Angeles, California 90064

                                          September 30, 1996

--------------------------------------------------------------------------------

                             OFFICERS AND DIRECTORS





DIRECTORS                                                   DISTRIBUTOR

Julio J. de Puzo, Jr.                                       FPA Fund Distributors, Inc.
John P. Endicott                                            11400 West Olympic Boulevard, Suite 1200
Leonard Mautner                                             Los Angeles, California  90064
John H. Rubel
John P. Shelton

Joseph Lowitz, Chairman Emeritus                            COUNSEL
John F. Allard, Director Emeritus
                                                            O'Melveny & Myers LLP
                                                            Los Angeles, California
OFFICERS

William M. Sams, President and                              INDEPENDENT AUDITORS
   Chief Investment Officer
Julio J. de Puzo, Jr., Executive Vice                       Ernst & Young LLP
   President                                                Los Angeles, California
Christopher Linden, Senior Vice President
Lawrence P. McNeil, Senior Vice President
Eric S. Ende, Vice President                                CUSTODIAN & TRANSFER AGENT
Janet M. Pitman, Vice President
William D. Jacobs, Treasurer                                State Street Bank and Trust Company
Sherry Sasaki, Secretary                                    Boston, Massachusetts
Christopher H. Thomas, Assistant Treasurer

                                                            SHAREHOLDER SERVICE AGENT

INVESTMENT ADVISER                                          Boston Financial Data Services, Inc.
                                                            P.O. Box 8500
First Pacific Advisors, Inc.                                Boston, Massachusetts  02266-8500
11400 West Olympic Boulevard, Suite 1200                    (800) 638-3060
Los Angeles, California  90064                              (617) 328-5000



This report has been prepared for the information of shareholders of FPA Paramount Fund, Inc., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

                             LETTER TO SHAREHOLDERS

Dear Fellow Shareholders:

    This Annual Report covers the twelve months ended September 30, 1996. During this period, the per share net asset value of your Fund increased 20.4%, while the unmanaged Standard & Poor's 500 Stock Index (S&P 500) also increased 20.4% and the Dow Jones Industrial Average increased 25.7%. The above changes include reinvestment of all dividends and distributions during the period.

    On September 30, 1995, the net asset value per share was $14.90 and on September 30, 1996, it was $16.54. During the year, the Fund paid $0.91 from capital gains (paid January 8, 1996 to shareholders of record on December 29, 1995) and $0.27 from net investment income ($0.12 and $0.15 per share paid January 8, 1996 and July 15, 1996 to shareholders of record December 29, 1995 and June 28, 1996, respectively).

THE YEAR IN REVIEW

    The last twelve months have provided a continuation of the bull market atmosphere which has been in place for much of the last 15 years. While we have been among the few who have preached tales of caution and reversion to the market returns of 8-10% that were the historic mean for most of the 20th century, the market has continued to fly in the face of history and straight upward. The '80s gave us unprecedented annual returns of 17% and we were sure the '90s would produce a different environment. However, while we have seen some years of less spectacular returns, we have also experienced the blow-out years of 1991 and 1995. . . and here we go again, three quarters into 1996 and another healthy year in the making.

    What is driving this market? We have now seen several years of improving economic conditions, without the threat of significant inflation and higher interest rates. As evidenced by the recent re-election of Bill Clinton, people feel pretty good about the quality of their lives and don't want to mess with success. The ever-increasing cashflows into mutual funds show that the investing public is putting its money back into the U.S. economy through investment in American businesses. Corporations have improved their profitability through cost-cutting and there doesn't seem to be much farther they can go in that direction. For the last several years, the most active investors have been the earnings momentum players -- they get into a stock as earnings improve and dump it when earnings start to slow. This style has been very successful during the cost-cutting trend and has been a major component in the market surge. However, we believe that most of the corporate restructuring has been taken into account and we already see a relative weakening in earnings growth. We don't know what the future holds for the momentum players, but we do know that their participation in the marketplace has made it very difficult for value investors to find bargains and we hope that some moderation in the growth of earnings will provide us with increased investment opportunities.

    The twelve months ended September 30 provided a number of ups and downs for your Fund. As we discussed in our March 31 letter, 1995 was not kind to us and this less than satisfactory situation continued into the early months of the first quarter of 1996. While we continued to believe that our positioning in the portfolio was correct, the market didn't seem to agree. Then, as the quarter progressed, our focus sectors -- energy and retail -- picked up sponsorship and our returns took a turn for the better. In effect, almost everything that didn't work in 1995 began to bear fruit in 1996 and we closed the first quarter with a healthy edge over the broad markets, a lead which we extended and held through the end of September.

    At this time, I would like to briefly address the issue of performance in the current environment. While we all believe we are long-term investors, the tendency today seems to be to focus on a much shorter horizon -- a year or even a month. If an investment or a Fund doesn't do well over the short-term, it is quickly replaced in the portfolio. There are several problems with this type of investing. First, short-term shifts can essentially negate the advantages of a manager's long-term investing strategy. If he buys stock in a company which is in bad shape but has future potential, like Woolworth in 1994 or Champion International in the late 1980s, the potential may not be recognized for a couple of years and the impatient short-term investor will miss the upside. Secondly, investors very often use inappropriate performance benchmarks for comparative purposes. The most readily available gauges of market returns are the Dow Jones Industrial Average and the S&P 500. The Dow Jones is composed of 30 very large corporations, hardly a measurement of the activity in the broad market. The S&P 500, while certainly containing a larger number of stocks, has been progressively heavily weighted towards the largest capitalization, high growth companies in America. An investor must determine if these benchmarks are valid for their specific investments. During the last year, we have seen very strong performance in both the S&P 500 and the Dow Jones. The Fund did relatively well, matching the S&P 500 and lagging the Dow Jones, which are both fully invested, with no cash compared to the Fund's 30% to 40% over the same period. Lastly, returns are the exciting part of the equation. Being "up" is what we all want! However, we must also remember the risk side of things -- the potential for being "down" and losing your principal still exists and we believe it will raise its ugly head at some point. A manager who can provide solid returns and do so without exposing the Fund to excessive downside risk is an important component in a well-diversified portfolio.

    As mentioned, during the past year the energy sector, specifically the drillers and oil and gas service stocks provided the Fund with much of its positive momentum. We have liquidated these successful holdings (Baker
Hughes,   Dresser   Industries,  ENSCO  International) reducing our energy
sector exposure to a couple of exploration/production companies and under 7% of the portfolio compared to 30% a year ago. One of our insurance holdings, Life Partners Group, which had not fared well in 1995, was acquired by Conseco in early 1996, providing additional profits. Our retailing picks, especially Woolworth, came through for us as well.

WHAT ARE WE DOING NOW?

    I believe that the economy will continue to ebb and flow, with a bias to the stronger side. This has also provided a boost to the retail industry, where the Fund is well-represented. We have increased our position in Service Merchandise Company, now one of our top five holdings, and have established a new position in Charming Shoppes, a women's apparel retailer. This company fell on hard times last year, but has a highly qualified new CEO, Dorrit Bern, in place. She was responsible for turning around the clothing and home furnishings divisions at Sears and has already made great strides in changing the focus of Charming Shoppes to make it more competitive in the retail arena.

    As the Fund has grown in size this past year, we have seen some changes in our portfolio makeup. While our investment philosophy and strategy remain the same, value-oriented and somewhat risk-averse, the size of the companies we now select for investment has increased. We continue to find "values," but need to bottom-fish in a slightly larger pond -- adding companies like IBM and Louisiana Pacific, where the availability of stock is greater and the impact on the portfolio more in line with its asset size. The portfolio is still composed of many out-of-favor issues, like IBM. This company is well-managed, has cut costs, has a global market share, a brand name, and $700 million in monthly cashflow. It is amazing to find a company with these qualities trading at 10 times estimated 1997 earnings. During the past few months, we have found enough of these value opportunities to reduce our cash holding to the 30-35% level. I believe that we will continue to identify potential holdings that the momentum players have either ignored or tossed aside.

         I think we can all feel fortunate in the fact that, since I became portfolio manager in 1981, we have yet to experience a down calendar year. Still, I feel that this is a time not for excessive optimism, but rather one for caution. I am just happy that every now and then we can still find companies that appear to be overlooked by the investment community.

         Thank you very much for your past support and I hope I can continue to earn it in the future.

Respectfully submitted,


/s/ WILLIAM M. SAMS

William M. Sams
President
November 11, 1996

-------------------------------------------------------------------------------

                             HISTORICAL PERFORMANCE

 Change in Value of a $10,000 Investment in FPA Paramount Fund, Inc. vs. S&P 500 and Lipper Growth & Income Fund Average from October 1, 1986 to September 30, 1996

                               9/30/86  9/30/87   9/30/88   9/30/89   9/30/90  9/30/91  9/30/92  9/30/93  9/30/94 9/30/95  9/30/96
                               -------  -------   -------   -------   -------  -------  -------  -------  ------- -------  -------
FPA Paramount Fund, Inc.         9,350    13,455    13,686   16,570    16,069   20,749  22,166   25,508   31,041   34,490  41,533
FPA Paramount Fund, Inc. (NAV)  10,000    14,390    14,638   17,722    17,186   22,191  23,707   27,282   33,199   36,888  44,420
S&P 500                         10,000    14,331    12,531   16,631    15,071   19,788  21,967   24,823   25,731   33,402  40,213
Lipper Growth & Income
  Fund Average                  10,000    13,127    12,068   15,240    13,538   17,488  19,254   22,349   23,056   28,459  33,370

Past performance is not indicative of future performance. The Standard & Poor's 500 Stock Index (S&P 500) is a broad-based unmanaged index of publicly traded stocks. The S&P 500 does not reflect any commissions or fees which would be incurred by an investor purchasing the stocks it represents. The Lipper Growth & Income Fund Average provides an additional comparison of how your Fund performed in relation to other mutual funds with similar objectives. The Lipper data does not include sales charges. The performance shown for FPA Paramount Fund, Inc., with an ending value of $41,533, reflects deduction of the current maximum sales charge of 6.5% of the offering price. In addition, since investors purchase shares of the Fund with varying sales charges depending primarily on volume purchased, the Fund's performance at net asset value (NAV) is also shown, as reflected by the ending value of $44,420. The performance of the Fund and of the Averages is computed on a total return basis which includes reinvestment of all dividends and distributions.

                            MAJOR PORTFOLIO CHANGES
                      Six Months Ended September 30, 1996


                                                                                                Shares
                                                                                              ----------
NET PURCHASES

COMMON STOCKS
Amdahl Corporation (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,885,200
Bethlehem Steel Corporation (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . .         300,000
Beverly Enterprises, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,400,000
Champion International Corporation (1)  . . . . . . . . . . . . . . . . . . . . . . . .         100,000
Charming Shoppes, Inc. (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,384,900
ENSERCH Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         800,000
ENSERCH Exploration, Inc. (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         600,000
International Business Machines Corporation . . . . . . . . . . . . . . . . . . . . . .         250,000
Louisiana-Pacific Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         600,000
LTV Corporation, The (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         500,000
Magellan Health Services, Inc. (1)  . . . . . . . . . . . . . . . . . . . . . . . . . .       1,111,500
Novell, Inc.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         500,000
Provident Companies, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         240,000
Safety-Kleen Corporation (1)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       2,000,000
Service Merchandise Company, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . .       4,800,000
Telecomunicacoes Brasileiras ADR (1)  . . . . . . . . . . . . . . . . . . . . . . . . .         100,000
Telefonica Del Peru ADR (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         361,000
Temple-Inland, Inc. (1) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         105,900
Wendy's International, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         250,000

NET SALES

COMMON STOCKS
AMSCO International, Inc. (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         906,000
Burlington Resources Inc. (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         600,000
CalEnergy Company, Inc. (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         175,000
Caraustar Industries, Inc. (2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         175,000
DSC Communications Corporation (2)  . . . . . . . . . . . . . . . . . . . . . . . . . .         139,000
ENSCO International, Incorporated (2) . . . . . . . . . . . . . . . . . . . . . . . . .         200,000
Ford Motor Company  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         100,000
Life Partners Group, Inc. (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,230,000
Noble Drilling Corporation (2)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .         950,000
Reebok International Ltd. (2) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .         550,000
Woolworth Corporation . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       1,200,000


(1) Indicates new commitment to portfolio
(2) Indicates elimination from portfolio

                            PORTFOLIO OF INVESTMENTS
                               September 30, 1996

COMMON STOCKS                                                       Shares            Cost            Value
--------------------------------------------------------------     ----------     -----------      -----------
COMMUNICATIONS & INFORMATION -- 13.8%
ALLTEL Corporation  . . . . . . . . . . . . . . . . . . . . . .       100,000    $  2,982,318     $  2,787,500
Amdahl Corporation* . . . . . . . . . . . . . . . . . . . . . .     2,885,200      28,939,218       27,229,075
International Business Machines Corporation . . . . . . . . . .       300,000      33,757,290       37,350,000
Novell, Inc.* . . . . . . . . . . . . . . . . . . . . . . . . .     1,000,000      11,861,650       11,000,000
Telecomunicacoes Brasileiras ADR  . . . . . . . . . . . . . . .       100,000       6,348,710        7,850,000
Telefonica Del Peru ADR . . . . . . . . . . . . . . . . . . . .       361,000       7,814,440        8,257,875
                                                                                 ------------     ------------
                                                                                 $ 91,703,626     $ 94,474,450
                                                                                 ------------     ------------
RETAILING -- 13.6%
Charming Shoppes, Inc.* . . . . . . . . . . . . . . . . . . . .     1,384,900    $  8,652,500     $  8,309,400
Service Merchandise Company, Inc.*+ . . . . . . . . . . . . . .     6,800,000      36,316,335       31,450,000
Wendy's International, Inc. . . . . . . . . . . . . . . . . . .     1,050,000      19,670,840       22,575,000
Woolworth Corporation*  . . . . . . . . . . . . . . . . . . . .     1,500,000      19,188,543       30,937,500
                                                                                 ------------     ------------
                                                                                 $ 83,828,218     $ 93,271,900
                                                                                 ------------     ------------
INSURANCE -- 6.9%
Leucadia National Corporation . . . . . . . . . . . . . . . . .       580,000    $ 12,559,247     $ 14,065,000
Provident Companies Inc.  . . . . . . . . . . . . . . . . . . .       875,000      22,497,525       32,812,500
                                                                                 ------------     ------------
                                                                                 $ 35,056,772     $ 46,877,500
                                                                                 ------------     ------------
MATERIALS -- 6.8%
Bethlehem Steel Corporation*  . . . . . . . . . . . . . . . . .       300,000    $  4,101,000     $  3,000,000
Champion International Corporation  . . . . . . . . . . . . . .       100,000       4,360,712        4,587,500
Louisiana-Pacific Corporation . . . . . . . . . . . . . . . . .     1,200,000      28,071,804       27,300,000
LTV Corporation, The  . . . . . . . . . . . . . . . . . . . . .       500,000       6,984,797        5,812,500
Temple-Inland, Inc. . . . . . . . . . . . . . . . . . . . . . .       105,900       5,484,259        5,586,225
                                                                                 ------------     ------------
                                                                                 $ 49,002,572     $ 46,286,225
                                                                                  -----------      -----------
OIL & GAS PRODUCTION/EXPLORATION -- 6.7%
Oryx Energy Company*  . . . . . . . . . . . . . . . . . . . . .       500,000    $  6,829,768     $  8,875,000
ENSERCH Corporation . . . . . . . . . . . . . . . . . . . . . .     1,500,000      26,818,926       31,312,500
ENSERCH Exploration, Inc.*  . . . . . . . . . . . . . . . . . .       600,000       6,116,913        5,475,000
                                                                                 ------------     ------------
                                                                                 $ 39,765,607     $ 45,662,500
                                                                                 ------------     ------------

                            PORTFOLIO OF INVESTMENTS
                                   Continued


COMMON STOCKS                                                       Shares          Cost              Value
--------------------------------------------------------------- ------------     ------------     ------------
HEALTH CARE -- 6.2%
Beverly Enterprises, Inc.*  . . . . . . . . . . . . . . . . . .     1,800,000    $ 22,509,019     $ 19,575,000
Magellan Health Services, Inc.* . . . . . . . . . . . . . . . .     1,111,500      19,328,906       23,063,625
                                                                                 ------------     ------------
                                                                                 $ 41,837,925     $ 42,638,625
                                                                                 ------------     ------------
CONSUMER NON-DURABLE GOODS -- 5.3%
National Service Industries, Inc. . . . . . . . . . . . . . . .       100,000    $  3,513,100     $  3,500,000
Unifi, Inc. . . . . . . . . . . . . . . . . . . . . . . . . . .     1,200,000      29,998,233       33,000,000
                                                                                 ------------     ------------
                                                                                 $ 33,511,333     $ 36,500,000
                                                                                 ------------     ------------
MULTI-INDUSTRY -- 5.2%
Browning-Ferris Industries, Inc.  . . . . . . . . . . . . . . .       100,000    $  3,066,500     $  2,500,000
Safety-Kleen Corporation  . . . . . . . . . . . . . . . . . . .     2,000,000      33,751,843       33,000,000
                                                                                 ------------     ------------
                                                                                 $ 36,818,343     $ 35,500,000
                                                                                 ------------     ------------
CONSUMER DURABLE GOODS -- 3.8%
Ford Motor Company  . . . . . . . . . . . . . . . . . . . . . .       600,000    $ 18,421,800     $ 18,750,000
Mohawk Industries, Inc.*  . . . . . . . . . . . . . . . . . . .       275,000       3,801,590        7,046,875
                                                                                 ------------     ------------
                                                                                 $ 22,223,390     $ 25,796,875
                                                                                 ------------     ------------
REAL ESTATE INVESTMENT TRUST -- 0.4%
Paragon Group, Inc. . . . . . . . . . . . . . . . . . . . . . .       170,000    $  3,612,500     $  2,635,000
                                                                                 ------------     ------------

OTHER COMMON STOCKS -- 0.6% . . . . . . . . . . . . . . . . . .                  $  3,347,500     $  3,835,000
                                                                                 ------------     ------------

TOTAL COMMON STOCKS -- 69.3%  . . . . . . . . . . . . . . . . .                  $440,707,786     $473,478,075
                                                                                 ============     ------------

                            PORTFOLIO OF INVESTMENTS
                                   Continued

                                                                                   Principal
                                                                                    Amount           Value
                                                                                 -----------      ------------
SHORT-TERM INVESTMENTS -- 34.7%
Short-term Corporate Notes:
  Philip Morris Companies Inc. -- 5.24% 10/2/96 . . . . . . . .                  $ 15,900,000     $ 15,897,686
  Weyerhaeuser Mortgage Company -- 5.34% 10/4/96  . . . . . . .                    25,800,000       25,788,519
  Motorola, Inc. -- 5.32% 10/7/96 . . . . . . . . . . . . . . .                    11,700,000       11,689,626
  Walt Disney Company, The -- 5.24% 10/7/96 . . . . . . . . . .                       700,000          699,389
  Xerox Corporation -- 5.34% 10/8/96  . . . . . . . . . . . . .                     1,000,000          998,962
  Whirlpool Corporation -- 5.38% 10/9/96  . . . . . . . . . . .                    22,700,000       22,672,860
  Motorola Credit Corporation -- 5.33% 10/10/96 . . . . . . . .                    21,200,000       21,171,751
  Coca Cola Company, The -- 5.25% 10/15/96  . . . . . . . . . .                     3,200,000        3,191,600
  Raytheon Company -- 5.30% 10/15/96  . . . . . . . . . . . . .                    20,500,000       20,457,747
  Tribune Company -- 5.37% 10/15/96 . . . . . . . . . . . . . .                     8,000,000        7,983,293
  Xerox Corporation -- 5.28% 10/17/96 . . . . . . . . . . . . .                    12,900,000       12,869,728
  Toyota Motor Credit Corporation -- 5.33% 10/22/96 . . . . . .                     6,900,000        6,878,547
  Minnesota Mining & Manufacturing Company
   -- 5.27% 10/23/96  . . . . . . . . . . . . . . . . . . . . .                    24,295,000       24,216,757
  AT&T Company -- 5.30% 10/24/96  . . . . . . . . . . . . . . .                     5,000,000        4,983,069
  Motorola, Inc. -- 5.40% 10/24/96  . . . . . . . . . . . . . .                     3,700,000        3,687,235
  American General Finance Corporation
   -- 5.26% 10/25/96  . . . . . . . . . . . . . . . . . . . . .                     3,500,000        3,487,727
  Tribune Company -- 5.28% 10/25/96 . . . . . . . . . . . . . .                     9,000,000        8,968,320
  J.P. Morgan Co., Inc. -- 5.27% 10/28/96 . . . . . . . . . . .                    22,800,000       22,709,883
  Motorola, Inc. -- 5.27% 10/29/96  . . . . . . . . . . . . . .                     1,100,000        1,095,491
  Xerox Credit Corporation -- 5.28% 10/30/96  . . . . . . . . .                     4,205,000        4,187,115
  Walt Disney Company, The -- 5.34% 11/1/96 . . . . . . . . . .                    11,000,000       10,949,418
State Street Bank Repurchase Agreement -- 4 3/4% 10/1/96
 (Collateralized by U.S. Treasury Notes
  -- 5 7/8% 1997, market value $2,450,890)  . . . . . . . . . .                     2,401,000        2,401,317
                                                                                                  ------------
                                                                                                  $236,986,040
                                                                                                  ------------
TOTAL INVESTMENTS -- 104.0% . . . . . . . . . . . . . . . . . .                                   $710,464,115
Liabilities less other assets -- (4.0)% . . . . . . . . . . . .                                    (27,405,556)
                                                                                                  ------------
TOTAL NET ASSETS -- 100%  . . . . . . . . . . . . . . . . . . .                                   $683,058,559
                                                                                                  ============


+Affiliate as defined in the Investment Company Act of 1940 by reason of
ownership of 5% or more of   its outstanding voting securities.
*Non-income producing securities

See notes to financial statements.

                      STATEMENT OF ASSETS AND LIABILITIES
                               September 30, 1996


ASSETS
  Investments at value:
    Common stocks -- at market value
      (identified cost $440,707,786)  . . . . . . . . . . . . . . . . . .        $473,478,075
    Short-term investments -- at cost plus interest earned
      (maturities of 60 days or less) . . . . . . . . . . . . . . . . . .         236,986,040     $710,464,115
                                                                                 ------------
  Cash  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                                  377
  Receivable for:
    Capital Stock sold  . . . . . . . . . . . . . . . . . . . . . . . . .        $    645,561
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              75,130          720,691
                                                                                 ------------     ------------
                                                                                                  $711,185,183


LIABILITIES
  Payable for:
    Investment securities purchased . . . . . . . . . . . . . . . . . . .        $ 27,458,812
    Advisory fees and financial services  . . . . . . . . . . . . . . . .             443,641
    Capital Stock repurchased . . . . . . . . . . . . . . . . . . . . . .             138,946
    Accrued expenses  . . . . . . . . . . . . . . . . . . . . . . . . . .              85,225       28,126,624
                                                                                 ------------     ------------

NET ASSETS -- equivalent to $16.54 per share on 41,299,093
  shares of Capital Stock outstanding . . . . . . . . . . . . . . . . . .                         $683,058,559
                                                                                                  ============

SUMMARY OF SHAREHOLDERS' EQUITY
  Capital Stock -- par value $0.25 per share; authorized
    100,000,000 shares; outstanding 41,299,093 shares . . . . . . . . . .                         $ 10,324,773
  Additional Paid-in Capital  . . . . . . . . . . . . . . . . . . . . . .                          525,912,691
  Undistributed net realized gain on investments  . . . . . . . . . . . .                          110,221,692
  Undistributed net investment income . . . . . . . . . . . . . . . . . .                            3,829,114
  Unrealized appreciation of investments  . . . . . . . . . . . . . . . .                           32,770,289
                                                                                                  ------------
  Net assets at September 30, 1996  . . . . . . . . . . . . . . . . . . .                         $683,058,559
                                                                                                  ============





See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     For the Year Ended September 30, 1996


INVESTMENT INCOME
    Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $ 12,471,533
    Dividends . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                            5,051,992
                                                                                                  ------------
                                                                                                  $ 17,523,525

EXPENSES
    Advisory fees . . . . . . . . . . . . . . . . . . . . . . . . . . . .        $  4,090,006
    Financial services  . . . . . . . . . . . . . . . . . . . . . . . . .             538,992
    Transfer agent fees and expenses  . . . . . . . . . . . . . . . . . .             463,567
    Registration fees . . . . . . . . . . . . . . . . . . . . . . . . . .              97,918
    Custodian fees and expenses . . . . . . . . . . . . . . . . . . . . .              61,314
    Reports to shareholders . . . . . . . . . . . . . . . . . . . . . . .              35,057
    Directors' fees and expenses  . . . . . . . . . . . . . . . . . . . .              32,013
    Insurance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              31,525
    Audit fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              27,000
    Legal fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .              15,441
    Other expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .              22,232        5,415,065
                                                                                 ------------     ------------
          Net investment income . . . . . . . . . . . . . . . . . . . . .                         $ 12,108,460
                                                                                                  ------------
NET REALIZED AND UNREALIZED GAIN ON
  INVESTMENTS
Net realized gain on investments:
    Proceeds from sales of investment securities (excluding
      short-term investments with maturities of 60 days or less)  . . . .        $558,934,025
    Cost of investment securities sold  . . . . . . . . . . . . . . . . .         441,590,023
                                                                                 ------------
        Net realized gain on investments  . . . . . . . . . . . . . . . .                         $117,344,002

Unrealized appreciation of investments:
    Unrealized appreciation at beginning of year  . . . . . . . . . . . .        $ 47,092,997
    Unrealized appreciation at end of year  . . . . . . . . . . . . . . .          32,770,289
                                                                                 ------------
        Decrease in unrealized appreciation of investments  . . . . . . .                          (14,322,708)
                                                                                                  ------------
            Net realized and unrealized gain on investments . . . . . . .                         $103,021,294
                                                                                                  ------------
NET INCREASE IN NET ASSETS RESULTING
  FROM OPERATIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . .                         $115,129,754
                                                                                                  ============


See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS


                                                             For the Year Ended September 30,
                                                 -------------------------------------------------------------
                                                              1996                           1995
                                                  -----------------------------   ----------------------------
INCREASE IN NET ASSETS
Operations:
  Net investment income . . . . . . . . . . .    $  12,108,460                   $  12,019,570
  Net realized gain on investments  . . . . .      117,344,002                      36,100,821
  Increase (decrease) in unrealized
    appreciation of investments . . . . . . .      (14,322,708)                     13,033,672
                                                  ------------                    ------------
Increase in net assets resulting
  from operations . . . . . . . . . . . . . .                      $115,129,754                   $ 61,154,063
Distributions to shareholders from:
  Net investment income . . . . . . . . . . .     $(10,798,463)                   $(10,886,520)
  Net realized capital gains  . . . . . . . .      (35,377,391)     (46,175,854)   (34,315,309)    (45,201,829)
                                                  ------------                    ------------
Capital Stock transactions:
  Proceeds from Capital Stock sold  . . . . .    $  62,620,462                   $ 180,999,941
  Proceeds from shares issued to
    shareholders upon reinvestment
    of dividends and distributions  . . . . .       39,622,458                      39,028,364
  Cost of Capital Stock repurchased . . . . .      (84,055,296)      18,187,624    (61,445,359)    158,582,946
                                                  ------------     ------------   ------------    ------------
Total increase in net assets  . . . . . . . .                      $ 87,141,524                   $174,535,180

NET ASSETS
Beginning of year, including
  undistributed net investment income
  of $2,519,117 and $1,386,067  . . . . . . .                       595,917,035                    421,381,855
                                                                   ------------                   ------------
End of year, including
  undistributed net investment income
  of $3,829,114 and $2,519,117  . . . . . . .                      $683,058,559                   $595,917,035
                                                                   ============                   ============
CHANGE IN CAPITAL STOCK
  OUTSTANDING
Shares of Capital Stock sold  . . . . . . . .                         4,079,091                     12,793,621
Shares issued to shareholders
  upon reinvestment of dividends
  and distributions . . . . . . . . . . . . .                         2,823,415                      2,920,062
Shares of Capital Stock repurchased . . . . .                        (5,593,952)                    (4,338,553)
                                                                   ------------                   ------------
Increase in Capital Stock
  outstanding . . . . . . . . . . . . . . . .                         1,308,554                     11,375,130
                                                                   ============                   ============



See notes to financial statements.

                              FINANCIAL HIGHLIGHTS

 SELECTED DATA FOR EACH SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH YEAR

                                                                          Year Ended September 30,
                                                           --------------------------------------------------
                                                             1996       1995      1994       1993       1992
                                                           -------    -------    -------   -------    -------
Per share operating performance:
Net asset value at beginning of year  . . . . . . . .      $ 14.90    $ 14.73    $ 13.72   $ 13.09    $ 14.06
                                                           -------    -------    -------   -------    -------
Net investment income . . . . . . . . . . . . . . . .      $  0.30    $  0.30    $  0.24   $  0.25    $  0.31
Net realized and unrealized gain
  on investment securities  . . . . . . . . . . . . .         2.52       1.17       2.54      1.61       0.57
                                                           -------    -------    -------   -------    -------
Total from investment operations  . . . . . . . . . .      $  2.82    $  1.47    $  2.78   $  1.86    $  0.88
                                                           -------    -------    -------   -------    -------
Less distributions:
  Dividends from net investment income  . . . . . . .      $ (0.27)   $ (0.29)   $ (0.25)  $ (0.25)   $ (0.36)
  Distributions from net realized capital gains . . .        (0.91)     (1.01)     (1.52)    (0.98)     (1.49)
                                                           -------    -------    -------   -------    -------
  Total distributions . . . . . . . . . . . . . . . .      $ (1.18)   $ (1.30)   $ (1.77)  $ (1.23)   $ (1.85)
                                                           -------    -------    -------   -------    -------
Net asset value at end of year  . . . . . . . . . . .      $ 16.54    $ 14.90    $ 14.73   $ 13.72    $ 13.09
                                                           =======    =======    =======   =======    =======
Total investment return*  . . . . . . . . . . . . . .       20.42%     11.11%     21.69%    15.08%      6.83%
Ratios/supplemental data:
Net assets at end of year (in $000's) . . . . . . . .      683,059    595,917    421,382   327,179    279,990
Average brokerage commissions per share . . . . . . .       0.0646         --         --        --         --
Ratio of expenses to average net assets . . . . . . .        0.87%      0.89%      0.90%     0.89%      0.92%
Ratio of net investment income to
  average net assets  . . . . . . . . . . . . . . . .        1.94%      2.25%      1.69%     1.83%      2.33%
Portfolio turnover rate . . . . . . . . . . . . . . .         131%        95%        76%       98%       146%

*Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.
 See notes to financial statements.
________________________________________________________________________________

        FEDERAL TAX STATUS OF FISCAL YEAR DISTRIBUTIONS TO SHAREHOLDERS

                                                                  Ordinary Income                  Long-Term
                                       Per Share          ------------------------------          Capital Gain
           Payable Date                  Amount             Qualifying   Non-Qualifying           Distribution
---------------------------------      ---------          ------------------------------         --------------
January 8, 1996 . . . . . . . . .        $1.03+               3.9%           34.9%                   61.2%
July 15, 1996 . . . . . . . . . .        $0.15               34.0%           66.0%                    -0-

+ This amount includes a $0.91 capital gain distribution of which $0.28 was short-term capital gains and therefore taxable as ordinary income.
  This is in addition to the $0.12 income dividend which is also taxable as ordinary income. Even though payment was made in 1996, this distribution was taxable to shareholders in 1995 under provisions of the Internal Revenue Code.

Qualifying dividends refers to the amount of dividends which are designated as qualifying for the 70% dividends received deduction applicable to corporate shareholders.

A form 1099 will be mailed to each shareholder in January 1997 setting forth specific amounts to be included in their 1996 tax returns.

                         NOTES TO FINANCIAL STATEMENTS
                               September 30, 1996


NOTE 1 -- SIGNIFICANT ACCOUNTING POLICIES

    The Fund is registered under the Investment Company Act of 1940, as a diversified, open-end investment company. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

         Securities listed or traded on a national securities exchange or on the NASDAQ National Market System are valued at the last sale price on the last business day of the year, or if there was not a sale that day, at the last bid price. Unlisted securities are valued at the most recent bid price. Short-term investments with maturities of 60 days or less are valued at cost plus interest earned, which approximates market value.

B.  Federal Income Tax

         No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, all of its taxable net investment income and taxable net realized gains on investments.

C.  Securities Transactions and Related Investment Income

         Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to
    shareholders   are   recorded   on  the   ex-dividend date.  Interest
    income and expenses are recorded on an accrual basis.

NOTE 2 -- PURCHASES OF INVESTMENT SECURITIES

    Cost of purchases of investment securities (excluding short-term investments with maturities of 60 days or less) aggregated $515,254,081 for the year ended September 30, 1996. Realized gains or losses are based on the specific-certificate identification method. The cost of securities held at September 30, 1996 was the same for federal income tax and financial reporting purposes.

NOTE 3 -- ADVISORY FEES AND OTHER AFFILIATED TRANSACTIONS

    Pursuant to an Investment Advisory Agreement, advisory fees were paid by the Fund to First Pacific Advisors, Inc. (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 0.75% of the first $50 million of the Fund's average daily net assets and 0.65% of the average daily net assets in excess of $50 million. In addition, the Fund reimburses the Adviser monthly for the costs incurred by the Adviser in providing financial services to the Fund, providing, however, that this reimbursement shall not exceed 0.10% of the average daily net assets for any fiscal year. The Agreement provides that the Adviser will reimburse the Fund for any annual expenses (exclusive of interest, taxes, the cost of any supplemental statistical and research information, and extraordinary expenses such as litigation) in excess of 1 1/2% of the first $30 million and

                         NOTES TO FINANCIAL STATEMENTS

1% of the remaining average net assets of the Fund for the year.

    For the year ended September 30, 1996, the Fund paid aggregate fees of $30,000 to all Directors who are not affiliated persons of the Adviser.

NOTE 4 -- DISTRIBUTOR

    For the year ended September 30, 1996, FPA Fund Distributors, Inc. ("Distributor"), a wholly owned subsidiary of the Adviser, received $119,910 in net Fund share sales commissions after reallowance to other dealers.
The Distributor pays its own overhead and general administrative   expenses,
the  cost  of supplemental sales literature, promotion and advertising.

NOTE 5 -- SALES OF FUND SHARES

    Shares of the Fund are presently offered for sale only to existing shareholders and to directors, officers, and employees of the Fund, the Adviser, and affiliated companies. The discontinuation of sales to new investors reflects Management's belief that unrestrained growth in the Fund's net assets might impair investment flexibility. The Fund may resume at any time the sale of its shares to new investors if, in the Board of Directors' opinion, doing so would be in the best interests of the Fund and its shareholders.

________________________________________________________________________________

                          REPORT OF ERNST & YOUNG LLP,
                              INDEPENDENT AUDITORS

TO THE BOARD OF DIRECTORS AND
SHAREHOLDERS OF FPA PARAMOUNT FUND, INC.

    We have audited the accompanying statement of assets and liabilities of FPA Paramount Fund, Inc., including the portfolio of investments, as of September 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

    We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, including confirmation of securities owned as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of FPA Paramount Fund, Inc. at September 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended in conformity with generally accepted accounting principles.

/s/ ERNST & YOUNG LLP

Los Angeles, California
November 1, 1996